Exhibit 10(a)
AMENDMENT FOR INCREASED COMMITMENT
     THIS AMENDMENT FOR INCREASED COMMITMENT (this “Amendment”) is made as of the 31st day of March, 2007, by and among Denbury Onshore, LLC, a Delaware limited liability company (“Borrower”), JPMorgan Chase Bank, N.A., as Administrative Agent under the Credit Agreement (as defined below) (“Administrative Agent”), and the Banks party hereto (“Supplemental Banks”).
     Borrower, Administrative Agent and certain other Banks and Agents, as described and defined in the Credit Agreement, are parties to that certain Sixth Amended and Restated Credit Agreement dated as of September 14, 2006 (as amended, supplemented, or restated, the “Credit Agreement”). All terms used herein and not otherwise defined shall have the same meaning given to them in the Credit Agreement.
     Pursuant to Section 15.10(f) of the Credit Agreement, Borrower has the right to increase the Total Commitment by obtaining additional or increased Commitments upon satisfaction of certain conditions. This Amendment requires only the signature of Borrower, Administrative Agent and Supplemental Banks so long as the Total Commitment is not increased above the amount permitted by the Credit Agreement.
     Each Supplemental Bank is an existing Bank which is increasing its Commitment.
     In consideration of the foregoing, each such Supplemental Bank, from and after the date hereof, shall have a Commitment in the amount set forth on Schedule 1 attached hereto.
     IN WITNESS WHEREOF, Administrative Agent, Borrower and Supplemental Banks have executed this Amendment as of the date shown above.
(Remainder of Page Intentionally Left Blank)

BORROWER

DENBURY ONSHORE, LLC, a Delaware limited liability company

By:	/s/ Phil Rykhoek
Phil Rykhoek, Senior Vice President and Chief Financial Officer
[Signature Page to Amendment For Increased Commitment]

ADMINISTRATIVE AGENT:

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ J. Scott Fowler
J. Scott Fowler, Senior Vice President

SUPPLEMENTAL BANKS:

JPMORGAN CHASE BANK, N.A.

By:	/s/ J. Scott Fowler
J. Scott Fowler, Senior Vice President
[Signature Page to Amendment For Increased Commitment]

SUPPLEMENTAL BANKS:

FORTIS CAPITAL CORP.

By: Name:	/s/ David Montgomery David Montgomery
Title:	Senior Vice President

By: Name:	/s/ Darrell Holley Darrell Holley
Title:	Managing Director
[Signature Page to Amendment For Increased Commitment]

SUPPLEMENTAL BANKS:

CALYON NEW YORK BRANCH

By: Name:	/s/ Michael D. Willis Michael D. Willis
Title:	Director

By:	/s/ Dennis E. Petito
Name:	Dennis E. Petito
Title:	Managing Director
[Signature Page to Amendment For Increased Commitment]

SUPPLEMENTAL BANKS:

COMERICA BANK

By:	/s/Peter L. Sefzik
Name:	Peter Sefzik
Title:	Vice President
[Signature Page to Amendment For Increased Commitment]

SUPPLEMENTAL BANKS:

UNION BANK OF CALIFORNIA, N.A.

By:	/s/Alison Fuqua

Name:	Alison Fuqua
Title:	Investment Banking Officer

By:	/s/Sean Murphy

Name:	Sean Murphy
Title:	Vice President
[Signature Page to Amendment For Increased Commitment]

SUPPLEMENTAL BANKS:

WELLS FARGO BANK, N.A.

By:	/s/ Reed V. Thompson

Name:	Reed V. Thompson
Title:	Senior Vice President
[Signature Page to Amendment For Increased Commitment]

SUPPLEMENTAL BANKS:

BANK OF AMERICA, N.A.

By:	/s/Stephen J. Hoffman

Name:	Stephen J. Hoffman
Title:	Managing Director
[Signature Page to Amendment For Increased Commitment]

SUPPLEMENTAL BANKS:

BANK OF SCOTLAND

By:	/s/Karen Weich

Name:	Karen Weich
Title:	Vice President
[Signature Page to Amendment For Increased Commitment]

SUPPLEMENTAL BANKS:

COMPASS BANK

By:	/s/Dorothy Marchand

Name:	Dorothy Marchand
Title:	Senior Vice President
[Signature Page to Amendment For Increased Commitment]

SCHEDULE 1
Commitments

	Total
Banks	Commitment Amount	Commitment Percentage
JPMorgan Chase Bank, N.A.	$42,000,000.00	12.00%
Calyon New York Branch	$42,000,000.00	12.00%
Fortis Capital Corp.	$42,000,000.00	12.00%
Union Bank of California, N.A.	$42,000,000.00	12.00%
Comerica Bank	$42,000,000.00	12.00%
Bank of America, N.A.	$35,000,000.00	10.00%
Wells Fargo Bank, N.A.	$35,000,000.00	10.00%
Bank of Scotland	$35,000,000.00	10.00%
Compass Bank	$35,000,000.00	10.00%
Totals:	$350,000,000.00	100.00%
Schedule 1 - 1